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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



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                                MARCH 6, 2003
               (Date of Report (Date of Earliest Event Reported))




                              NYMEX HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                     333-30332               13-4098266
(State or Other Jurisdiction           (Commission)           (IRS Employer
      of Incorporation)                File Number)       Identification Number)



         ONE NORTH END AVENUE                        10282-1101
        WORLD FINANCIAL CENTER                       (Zip Code)
          NEW YORK, NEW YORK
(Address of Principal Executive Offices)



                                 (212) 299-2000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 9.   REGULATION FD DISCLOSURE
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The Annual Report on Form 10-K for the year ended December 31, 2002 filed by
NYMEX Holdings, Inc. on March 6, 2003 was accompanied by certifications of NYMEX Holdings' Chairman (i.e., its Principal Executive Officer) and its Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. The certifications were in the form required by such Act.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NYMEX HOLDINGS, INC.



Date: March 6, 2003                     By:   /s/Lewis A. Raibley, III
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                                              Lewis A. Raibley, III
                                              Chief Financial Officer